Exhibit 10.1

Supplementary Agreement II to Share Transfer Agreement Of

Jiangxi Huiyi New Energy Co., Ltd.

by and between

Zhejiang Kandi Technologies Group Co., Ltd

And

Liao Zongjiang, Liao Chunsheng, Liao Caijin

This Supplementary Agreement II to the share transfer agreement (hereinafter referred to as this “Supplementary Agreement II”) is signed on June 20, 2022 in Jinhua City Zhejiang Province, People’s Republic of China, by and between:

Party A: Zhejiang Kandi Technologies Group Co., Ltd. (hereinafter referred to as “Transferee”)

Legal Representative: Hu Xiaoming

Party B: Liao Zongjiang, Liao Chunsheng, Liao Caijin (hereinafter referred to as “Transferors”)

Liao Zongjiang's ID number: 612324197306105310

Liao Chunsheng’s ID number: 612324198403145175

Liao Caijin’s ID number: 612324198202095191

The following transferors and transferee are hereinafter collectively referred to as the "parties" and individually as a "party".

Whereas: The ongoing COVID-19 and Russia-Ukraine conflicts which impacted company’s normal operation and business, through friendly negotiation both parties agreed to make following adjustments and supplements to the Supplementary Agreement dated on July 13, 2021 (hereinafter referred to as “the original Supplementary Agreement”):

1. The original Supplementary Agreement “1. Both parties shall make joint efforts to ensure that Jiangxi Huiyi will realize a net profit of no less than RMB15 million yuan from July 1, 2021 to June 30, 2022, and no less than RMB15 million yuan from July 1, 2022 to June 30, 2023, and no less than RMB15 million yuan from July 1, 2023 to June 30, 2024, in the premise of no increase in the existing investment. Each net profit under this Supplementary Agreement shall be calculated based on the definition of “Net Income”in the United States General Accounting Standards (USGAAP), and shall be reviewed and confirmed by the third party auditor designated by the transferee.” is adjusted to“1. Both parties shall make joint efforts to ensure that Jiangxi Huiyi will realize a net profit of no less than RMB 8 million yuan from July 1, 2021 to September 30, 2022, and no less than RMB 15 million yuan from October 1, 2022 to September 30, 2023, and no less than RMB 15 million yuan from October 1, 2023 to September 30, 2024, in the premise of no increase in the existing investment. Each net profit under this Supplementary Agreement, except as specifically provided in Article 2 hereof, shall be calculated based on the definition of “Net Income”in the United States General Accounting Standards (USGAAP), and shall be reviewed and confirmed by the third party auditor designated by the transferee.

The original Supplementary Agreement “Condition I : The transferors have the right to obtain 858,770 KNDI shares, namely one third of the total number of shares, provided that Jiangxi Huiyi achieves a net profit of RMB 15 million yuan or more during the period from July 1, 2021 to June 30, 2022, and after the above value is reviewed and confirmed by the auditor designated by the transferors and meets the US GAAP. If the net profit of Jiangxi Huiyi in the current year fails to reach 15 million yuan, the shares that the transferors are entitled to obtain in the current year will be adjusted as follows according to the situation:

A. If the difference between the net profit in the current year and RMB 15 million yuan is less than or equivalent to 20% of RMB 15 million, the transferee or KNDI has right to directly subtract 171,754 KNDI shares from the total shares, and the transferors are entitled to obtain 687,016 KNDI shares;

B. If the difference between the net profit of the current year and RMB 15 million yuan is more than 20% of RMB 15 million and less than 40% of RMB 15 million, the transferee or KNDI has the right to directly subtract 343,508 KNDI shares from the total shares, and the transferors have the right to obtain 515,262 KNDI shares;

C. If the difference between the net profit of the current year and RMB 15 million is greater than or equal to 40% of RMB 15 million, the transferee or KNDI has the right to directly subtract 858,770 KNDI shares from the total shares, and the transferors will not have the right to obtain any shares in such year.

Being adjusted to: Condition I : The transferors have the right to obtain 858,770 KNDI shares, namely one third of the total number of shares, provided that Jiangxi Huiyi achieves a net profit of RMB 8 million yuan or more during the period from July 1, 2021 to September 30, 2022, and after the above value is reviewed and confirmed by the auditor designated by the transferors and meets the US GAAP. If the net profit of Jiangxi Huiyi in the current year fails to reach 8 million yuan, the shares that the transferors are entitled to obtain in the current year will be adjusted as follows according to the situation:

A. If the difference between the net profit in the current year and RMB 8 million yuan is less than or equivalent to 20% of RMB 8 million, the transferee or KNDI has right to directly subtract 171,754 KNDI shares from the total shares, and the transferors are entitled to obtain 687,016 KNDI shares;

B. If the difference between the net profit of the current year and RMB 8 million yuan is more than 20% of RMB 8 million and less than 40% of RMB 8 million, the transferee or KNDI has the right to directly subtract 343,508 KNDI shares from the total shares, and the transferors have the right to obtain 515,262 KNDI shares;

C. If the difference between the net profit of the current year and RMB 8 million is greater than or equal to 40% of RMB 8 million, the transferee or KNDI has the right to directly subtract 858,770 KNDI shares from the total shares, and the transferors will not have the right to obtain any shares in such year.

The original Supplementary Agreement “Condition II.: The transferors have the right to obtain 858,770 KNDI shares, namely one third of the total number of shares, provided that Jiangxi Huiyi achieves a net profit of RMB 15 million yuan or more during the period from July 1, 2022 to June 30, 2023, and after the above value is reviewed and confirmed by the auditor designated by the transferors and meets the US GAAP. If the net profit of Jiangxi Huiyi in the current year fails to reach 15 million yuan, the shares that the transferors are entitled to obtain in the current year will be adjusted as follows according to the situation:

A. If the difference between the net profit in the current year and RMB 15 million yuan is less than or equivalent to 20% of RMB 15 million, the transferee or KNDI has right to directly subtract 171,754 KNDI shares from the total shares, and the transferors are entitled to obtain 687,016 KNDI shares;

B. If the difference between the net profit of the current year and RMB 15 million yuan is more than 20% of RMB 15 million and less than 40% of RMB 15 million, the transferee or KNDI has the right to directly subtract 343,508 KNDI shares from the total shares, and the transferors have the right to obtain 515,262 KNDI shares;

C. If the difference between the net profit of the current year and RMB 15 million is greater than or equal to 40% of RMB 15 million, the transferee or KNDI has the right to directly subtract 858,770 KNDI shares from the total shares, and the transferors will not have the right to obtain any shares in such year.

Being adjusted to: Condition II.: The transferors have the right to obtain 858,770 KNDI shares, namely one third of the total number of shares, provided that Jiangxi Huiyi achieves a net profit of RMB 15 million yuan or more during the period from October 1, 2022 to September 30, 2023, and after the above value is reviewed and confirmed by the auditor designated by the transferors and meets the US GAAP. If the net profit of Jiangxi Huiyi in the current year fails to reach 15 million yuan, the shares that the transferors are entitled to obtain in the current year will be adjusted as follows according to the situation:

A. If the difference between the net profit in the current year and RMB 15 million yuan is less than or equivalent to 20% of RMB 15 million, the transferee or KNDI has right to directly subtract 171,754 KNDI shares from the total shares, and the transferors are entitled to obtain 687,016 KNDI shares;

B. If the difference between the net profit of the current year and RMB 15 million yuan is more than 20% of RMB 15 million and less than 40% of RMB 15 million, the transferee or KNDI has the right to directly subtract 343,508 KNDI shares from the total shares, and the transferors have the right to obtain 515,262 KNDI shares;

C. If the difference between the net profit of the current year and RMB 15 million is greater than or equal to 40% of RMB 15 million, the transferee or KNDI has the right to directly subtract 858,770 KNDI shares from the total shares, and the transferors will not have the right to obtain any shares in such year.

The original Supplementary Agreement “Condition III: The transferors have the right to obtain 858,770 KNDI shares, namely one third of the total number of shares, provided that Jiangxi Huiyi achieves a net profit of RMB 15 million yuan or more during the period from July 1, 2023 to June 30, 2024, and after the above value is reviewed and confirmed by the auditor designated by the transferors and meets the US GAAP. If the net profit of Jiangxi Huiyi in the current year fails to reach RMB15 million yuan, the shares that the transferors are entitled to obtain in the current year will be adjusted as follows according to the situation:

A. If the difference between the net profit in the current year and RMB 15 million yuan is less than or equivalent to 20% of RMB 15 million, the transferee or KNDI has right to directly subtract 171,754 KNDI shares from the total shares, and the transferors are entitled to obtain 687,016 KNDI shares;

B. If the difference between the net profit of the current year and RMB 15 million yuan is more than 20% of RMB 15 million and less than 40% of RMB 15 million, the transferee or KNDI has the right to directly subtract 343,508 KNDI shares from the total shares, and the transferors have the right to obtain 515,262 KNDI shares;

C. If the difference between the net profit of the current year and RMB 15 million is greater than or equal to 40% of RMB 15 million, the transferee or KNDI has the right to directly subtract 858,770 KNDI shares from the total shares, and the transferors will not have the right to obtain any shares in such year.

Being adjusted to: Condition III: The transferors have the right to obtain 858,770 KNDI shares, namely one third of the total number of shares, provided that Jiangxi Huiyi achieves a net profit of RMB 15 million yuan or more during the period from October 1, 2023 to September 30, 2024, and after the above value is reviewed and confirmed by the auditor designated by the transferors and meets the US GAAP. If the net profit of Jiangxi Huiyi in the current year fails to reach RMB15 million yuan, the shares that the transferors are entitled to obtain in the current year will be adjusted as follows according to the situation:

A. If the difference between the net profit in the current year and RMB 15 million yuan is less than or equivalent to 20% of RMB 15 million, the transferee or KNDI has right to directly subtract 171,754 KNDI shares from the total shares, and the transferors are entitled to obtain 687,016 KNDI shares;

B. If the difference between the net profit of the current year and RMB 15 million yuan is more than 20% of RMB 15 million and less than 40% of RMB 15 million, the transferee or KNDI has the right to directly subtract 343,508 KNDI shares from the total shares, and the transferors have the right to obtain 515,262 KNDI shares;

C. If the difference between the net profit of the current year and RMB 15 million is greater than or equal to 40% of RMB 15 million, the transferee or KNDI has the right to directly subtract 858,770 KNDI shares from the total shares, and the transferors will not have the right to obtain any shares in such year.

2. Special agreement The transferee agreed to adjust Jiangxi Huiyi 's net profit in accordance with USGAAP as follow: Agreed that the amortization expenses and tax costs (if any) of intangible assets of RMB 69 million, which was recognized under the consolidation standards based on the Purchase Price Allocation Evaluation, shall be adjusted on the net income confirmed by the third party auditor designated by the transferee shall not be taken as a deduction of the total pre-tax income.

3. This Supplementary Agreement constitutes an effective supplement to the Share transfer Agreement and the original Supplementary Agreement, and has the same legal force. The Share Transfer Agreement, the original Supplementary Agreement and this Supplementary Agreement shall be legally binding on both parties to this Supplementary Agreement. The provisions in this Supplementary Agreement shall prevail in the event of any discrepancy among provisions in this Supplementary Agreement, the Share Transfer Agreement and the original Supplementary Agreement. The Share Transfer Agreement, the original Supplementary Agreement and/or this Supplementary Agreement shall not be supplemented or modified in any form without the consensus of both parties.

4. Both parties are obliged to keep this Supplementary Agreement confidential, without the prior written consent of both parties, neither party has the right to disclose or confirm contents of this Supplementary Agreement to a third party. However, if the transferee and KNDI are required to disclose this Supplementary Agreement in accordance with the regulations of the U.S. Securities and Exchange Commission, such disclosure shall not be subject to the restrictions of this article.

5. This Supplementary Agreement shall take effect from the date of signing by both parties. The conclusion, effectiveness, interpretation, performance and dispute settlement of this Supplementary Agreement shall be governed by Chinese law. The invalidity of any provision in this Supplementary Agreement shall not affect the validity of any other provision in this Supplementary Agreement.

6. Any dispute arising out of the Share Transfer Agreement, the original Supplementary Agreement or this Supplementary Agreement or in connection with this Supplementary Agreement shall be settled through friendly negotiation. In case no agreement can be reached, the dispute shall be adjudicated by the people’s court.

7. This Supplementary Agreement is written in Chinese, and the Chinese original is made in quadruplicate. Each transferor holds one original, and the transferee holds one original.

(no text below)

IN WITNESS HEREOF, the transferee and the transferors have executed this Supplementary Agreement as of the date first above written.

The Transferee: Zhejiang Kandi Technologies Group Co., Ltd.

Seal:

Signature of authorized representative: _________________________

The transferor: Liao Zongjiang, Liao Chunsheng, Liao Caijin

Signature: __________________________

Kandi Technologies Group, Inc. hereby acknowledges this Supplementary Agreement and promises to perform its obligations under this Supplementary Agreement.

Seal:

Signature of President or CEO: ___________________________